EXHIBIT 25.1



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ---------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                            13-5160382
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                     identification No.)

1 Wall Street                                                            10286
New York, New York                                                  (Zip Code)
(Address of principal executive offices)


                               Michael Shepherd
                                General Counsel
                                One Wall Street
                                  15th Floor
                           New York, New York 10286
                               Tel: 212 635-6748

           (Name, address and telephone number of agent for service)
                ----------------------------------------------
                           GRANITE MASTER ISSUER PLC
              (Exact name of obligor as specified in its charter)

England and Wales                                             (I.R.S. employer
(State or other jurisdiction of                            identification No.)
incorporation or organization)

Fifth Floor, 100 Wood Street
London EC2V 7EX
011-44-20-7606 5451
(Address of principal executive offices)                            (Zip Code)

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Issues from time to time of Class A, Class B, Class M, Class C and Class D Notes

                      (Title of the indenture securities)
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                                    GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

             Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045

             Federal Deposit Insurance Corporation, Washington, D.C., 20429.

             New York Clearing House Association New York, New York 10005

        (b)  Whether it is authorized to exercise corporate trust powers.

             Yes.

Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.



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Item 16.  List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         Exhibits identified in parantheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the `Act') and 17 C.F.R. 229.10(d)

         1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637)

         2. None; Certificate of Authority being contained in the documents identified above as Exhibit 1.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

         4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019)

         5.    Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051)

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8.    Not applicable.

         9.    Not applicable.



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                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 13th September, 2004




                             THE BANK OF NEW YORK

                             By: /s/ Kate Russell




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                             Exhibit 7 to Form T-1

                                      5
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                                                            EXHIBIT 7
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               Consolidated Report of Condition of

                      THE BANK OF NEW YORK

            of One Wall Street, New York, N.Y. 10286
             And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                  Dollar Amounts
ASSETS                                              In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin..................................        $2,954,963
  Interest-bearing balances...................        10,036,895
Securities:
  Held-to-maturity securities.................         1,437,899
  Available-for-sale securities...............        20,505,806
Federal funds sold and securities purchased
  under agreements to resell.................
  Federal funds sold in domestic offices.....          5,482,900
  Securities purchased under agreements to
  resell.....................................            838,105
Loans and lease financing receivables:
  Loans and leases held for sale.............             48,034
  Loans and leases, net of unearned
    income...................................         38,299,913
  LESS: Allowance for loan and
    lease losses.............................            594,926
  Loans and leases, net of unearned
    income and allowance.....................         37,704,987
Trading Assets...............................          2,986,727
Premises and fixed assets (including
  capitalized leases)........................            957,249
Other real estate owned......................                374
Investments in unconsolidated subsidiaries
  and associated companies...................            246,280
Customers' liability to this bank on
  acceptances outstanding....................            251,948
Intangible assets............................
  Goodwill...................................          2,699,812
  Other intangible assets....................            755,311


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Other assets.................................          7,629,093
                                                     -----------
Total assets.................................        $94,536,383
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LIABILITIES
Deposits:
  In domestic offices........................        $36,481,716
  Noninterest-bearing........................         15,636,690
  Interest-bearing...........................         20,845,026
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs...................         25,163,274
  Noninterest-bearing........................            413,981
  Interest-bearing...........................         24,749,293
Federal funds purchased and securities sold
    under agreements to repurchase...........
   Federal funds purchased in domestic
    offices..................................            898,340
   Securities sold under agreements to
    repurchase...............................            721,016
Trading liabilities..........................          2,377,862
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases)......         10,475,320
Not applicable
Bank's liability on acceptances executed and
  outstanding................................            254,569
Subordinated notes and debentures............          2,422,807
Other liabilities............................          7,321,226
                                                     -----------
Total liabilities............................        $86,116,130
                                                     ===========

Minority interest in consolidated
  subsidiaries...............................            139,967

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus....................................                  0
Common stock.................................          1,135,284
Surplus......................................          2,082,308
Retained earnings............................          5,118,989
Accumulated other comprehensive income.......            (56,295)
Other equity capital components..............                  0
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Total equity capital.........................          8,280,286
                                                     ------------
Total liabilities, minority interest, and
  equity capital.............................        $94,536,383
                                                     ============

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      I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                           Thomas J. Mastro,
                       Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                    Directors
Alan R. Griffith


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